 Filed pursuant to Rule 497
Registration No.: 333-174873

TRITON PACIFIC INVESTMENT CORPORATION, INC.

Supplement dated June 4, 2014

to

Prospectus dated November 1, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Triton Pacific Investment Corporation, Inc. dated November 1, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Effective May 27, 2014, we entered into a Fund Services Agreement with Gemini Fund Services, LLC (“Gemini”), pursuant to which Gemini agreed to serve as our transfer agent and to perform certain services on our behalf, including maintaining all of our shareholder accounts, effecting transfers of our shares and processing redemption requests. The Agreement is for a one-year term and will renew automatically for successive one-year terms, subject to the approval of the Company’s Board of Directors.

INVESTMENT ADVISORY AGREEMENT

Effective May 22, 2014, Sound Point Capital, LP (the “Sub-Adviser”) will no longer serve as Sub-Adviser to the Company. The Adviser is currently in the final selection process with other senior floating note managers to manage that portion of our portfolio.

In light of the new disclosure under “Investment Advisory Agreement” disclosed above, this supplement:

•	Removes all references and disclosure with respect to Sound Point serving as our Sub-Adviser on the cover page of the Prospectus.

•	Removes all references and disclosure with respect to Sound Point serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement under the section “Prospectus Summary” in the Prospectus.

•	Removes all references and disclosure with respect to Sound Point serving as our Sub-Adviser or the Sub-Advisory Agreement, including any disclosure regarding potential conflicts of interest with Sound Point as Sub-Adviser under the section “Risk Factors” in the Prospectus.

•	Removes all references and disclosure with respect to Sound Point serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement under the section “Discussion Of The Company’s Expected Operating Plans” in the Prospectus.

•	Removes all references and disclosure with respect to Sound Point serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement under the section “Investment Objective And Policies” in the Prospectus.

•	Removes all references and disclosure with respect to Sound Point serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement and removes the disclosure regarding the principals of Sound Point prohibitions on co-investing with Sound Point under the section “Portfolio Management” in the Prospectus.

•	Removes all references and disclosure with respect to Sound Point serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement under the section “Investment Advisory Agreement” in the Prospectus.

PLAN OF DISTRIBUTION

This section of the supplement amends the section of the Prospectus entitled “PLAN OF DISTRIBUTION – General” by adding the following:

General

The offering of shares of our common stock will terminate on November 14, 2015, unless we elect to extend the offering for a longer period.